LVIP Blended Core Equity Managed Volatility Fund Supplement Dated January 11, 2019 to the Prospectus Dated May 1, 2018

This Supplement updates certain information in the Prospectus for the LVIP Blended Core Equity Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the Prospectus for the Fund are effective February 11, 2019

I.	The Fund’s name is changed to “LVIP ClearBridge QS Select Large Cap Managed Volatility Fund.” All references regarding the Fund’s name are updated accordingly.

II.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust on December 3-4, 2018, the Board approved the appointment of ClearBridge Investments, LLC and QS Investors, LLC as new subadvisers to the Fund.

III.	The following replaces paragraphs 1 through 6 under Principal Investment Strategies on page 2:

The Fund pursues its investment objective by investing in a portfolio of investments that provide exposure to securities of large cap issuers, while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay.

Lincoln Investment Advisors Corporation (“Adviser”) serves as the investment adviser to the Fund. The Adviser has selected ClearBridge Investments, LLC (“ClearBridge”) and QS Investors, LLC (“QS Investors”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser may change the allocation at any time, in its sole discretion, and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.

Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers, which, for purposes of the Fund, are companies within the capitalization range of the S&P 500® Index. As of December 31, 2018, the market capitalization range of the S&P 500® Index was $2.3 billion to $785 billion.

The Fund invests in equity securities, as well as in derivatives and other investments that have economic characteristics similar to such securities. The Fund may invest in securities of issuers of all capitalization sizes to the extent consistent with the Fund’s policy of investing at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers. The Fund also may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers are expected to be large-capitalization issuers. The Fund invests a large percentage of its assets in equity securities of U.S. companies, although it may also invest in equity securities of foreign issuers. The Fund invests in equities with a view to capital appreciation as well as income from dividend payments and other distributions.

ClearBridge selects securities through a bottom-up, fundamental analysis and focuses on investing its portion of the Fund’s assets in the stocks of companies ClearBridge believes are experiencing or will experience earnings growth that exceeds the average rate of earnings growth of companies comprising the S&P 500® Index. ClearBridge may invest in securities of large, well-known companies offering prospects of long term earnings growth. ClearBridge emphasizes a long term strategic investments and risk management approach in order to allow the growth potential of the holdings to develop. ClearBridge reviews securities held by the Fund on an on-going basis and will re-examine whether a particular security should continue to be held on the basis of company analysis, security analysis, and risk analysis.

QS Investors uses a stock selection process based on a diverse set of fundamental and behavioral drivers of return. QS Investors believes that stocks with high return potential have attractive valuation and favorable investment sentiment. QS Investors takes a systematic approach, which allows it to evaluate all stocks in the investment universe every day on a consistent basis. They build portfolios that emphasize stocks with high expected return and that manage risk carefully.

The Adviser intends to allocate approximately 70% of the portion of the Fund’s assets not subject to the overlay to ClearBridge and approximately 30% of the portion of the Fund’s assets not subject to the overlay to QS Investors. Such allocations are subject to change at the discretion of the Adviser.

IV.	The information pertaining to Leverage Risk, Securities Lending Risk, and Short Sale Risk is removed under the Principal Risks section beginning on page 3:

V.	The following information is added under Principal Risks section beginning on page 3:

●

Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.

VI.	The following information is added alphabetically under Investment Adviser and Sub-Advisers section on page 5:

Investment Sub-Adviser: ClearBridge Investments, LLC (“ClearBridge”)

Investment Sub-Adviser: QS Investors, LLC (“QS Investors”)

VII.	The following replaces the information for LIA under Portfolio Managers on page 5:

The individuals responsible for the Fund’s day-to-day management are:

ClearBridge Portfolio Managers	Company Title	Experience with Fund
Evan Bauman	Managing Director, Portfolio Manager	Since February 2019
Richard Freeman	Managing Director, Portfolio Manager	Since February 2019
Scott Glasser	Co-Chief Investment Officer, Managing Director, Portfolio Manager	Since February 2019
Michael Kagan	Managing Director, Portfolio Manager	Since February 2019

QS Investors Portfolio Managers	Company Title	Experience with Fund
Russell Shtern, CFA	Head of Global Equity Portfolio Management	Since February 2019
Jacqueline Hurley, CFA	Portfolio Manager	Since February 2019
Stephen A. Lanzendorf, CFA	Portfolio Manager	Since February 2019

VIII.	The following information replaces paragraphs 2 through 7 under Investment Objective and Principal Investment Strategies on page 6:

The Fund pursues its investment objective by investing in a portfolio of investments that provide exposure to securities of large cap issuers, while seeking to control the level of portfolio volatility by employing an actively managed risk-management overlay.

Lincoln Investment Advisors Corporation (“Adviser”) serves as the investment adviser to the Fund. The Adviser has selected ClearBridge Investments, LLC (“ClearBridge”) and QS Investors, LLC (“QS Investors”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the Adviser allocates to such sub-adviser. The Adviser may change the allocation at any time, in its sole discretion, and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.

Under normal circumstances, the Fund invests at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers, which, for purposes of the Fund, are companies within the capitalization range of the S&P 500® Index. As of December 31, 2018, the market capitalization range of the S&P 500® Index was $2.3 billion to $785 billion.

The Fund invests in equity securities, as well as in derivatives and other investments that have economic characteristics similar to such securities. The Fund may invest in securities of issuers of all capitalization sizes to the extent consistent with the Fund’s policy of investing at least 80% of its assets in a portfolio of investments that provide exposure to securities of large cap issuers. The Fund also may invest in securities of issuers of all capitalization sizes; however, a substantial number of the issuers are expected to be large-capitalization issuers. The Fund invests a large percentage of its assets in equity securities of U.S. companies, although it may also invest in equity securities of foreign issuers. The Fund invests in equities with a view to capital appreciation as well as income from dividend payments and other distributions.

ClearBridge selects securities through a bottom-up, fundamental analysis and focuses on investing its portion of the Fund’s assets in the stocks of companies ClearBridge believes are experiencing or will experience earnings growth that exceeds the average rate of earnings growth of companies comprising the S&P 500® Index. ClearBridge may invest in securities of large, well-known companies offering prospects of long term earnings growth. ClearBridge emphasizes a long term strategic investments and risk management approach in order to allow the growth potential of the holdings to develop. ClearBridge reviews securities held by the Fund on an on-going basis and will re-examine whether a particular security should continue to be held on the basis of company analysis, security analysis, and risk analysis.

QS Investors uses a stock selection process based on a diverse set of fundamental and behavioral drivers of return. QS Investors believes that stocks with high return potential have attractive valuation and favorable investment sentiment. QS Investors takes a systematic approach, which allows it to evaluate all stocks in the investment universe every day on a consistent basis. They build portfolios that emphasize stocks with high expected return and that manage risk carefully.

The Adviser intends to allocate approximately 70% of the portion of the Fund’s assets not subject to the overlay to ClearBridge and approximately 30% of the portion of the Fund’s assets not subject to the overlay to QS Investors. Such allocations are subject to change at the discretion of the Adviser.

IX.	The information pertaining to Leverage Risk, Securities Lending Risk, and Short Sale Risk is removed under the Principal Risks section beginning on page 7:

X.	The following information is added under the Principal Risks section beginning on page 7:

Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class. For example, a fund may be over-weighted in equity securities when the stock market is falling and could underperform other funds that are not as heavily allocated to equities.

XI.	The information pertaining to LIA Portfolio Managers under the Adviser portion of Management and Organization on page 9 is removed.

XII.	The following information is added alphabetically under the Sub-Adviser portion of Management and Organization beginning on page 9:

Sub-Adviser	ClearBridge Investments, LLC (“ClearBridge”), is located at 620 Eighth Avenue, New York, New York, 10018. ClearBridge is a wholly owned subsidiary of Legg Mason, a publicly traded company listed on the New York Stock Exchange (NYSE:LM). As of September 30, 2018, ClearBridge manages more than $147.9 billion in assets.

ClearBridge Portfolio Managers

Evan Bauman, Richard Freeman, Scott Glasser, and Michael Kagan are responsible for the day-to-day management of the portion of the Fund’s assets allocated to ClearBridge.

Evan Bauman, is a Managing Director and Portfolio Manager at ClearBridge. Mr. Bauman is a Portfolio Manager for the ClearBridge Aggressive Growth,

ClearBridge Multi Cap Growth and ClearBridge All Cap Growth strategies. Mr. Bauman joined ClearBridge in 1996 as an intern before graduating with a B.S. in Mathematics from Duke University.

Richard Freeman, is a Managing Director and Portfolio Manager at ClearBridge. Mr. Freeman is a Portfolio Manager for the ClearBridge Aggressive Growth, ClearBridge Multi Cap Growth and ClearBridge All Cap Growth strategies and various ClearBridge Energy MLP Closed-End Funds. He is a member of the ClearBridge Investments Management Committee. Mr. Freeman received a B.S. in Accounting from Brooklyn College, and an M.B.A. in Finance from New York University’s Leonard N. Stern School of Business.

Scott Glasser, is a Co-Chief Investment Officer, Managing Director, and Portfolio Manager at ClearBridge. Mr. Glasser co-manages the Appreciation and Dividend strategies. He is a member of ClearBridge’s Management, Valuation and Risk Management Committees. He previously served as co-director of research for ClearBridge. Mr. Glasser graduated from Middlebury College in Vermont with a B.A. in Political Science and Spanish. He earned an M.B.A. in Finance from Pennsylvania State University.

Michael Kagan, is a Managing Director and Portfolio Manager at ClearBridge. Michael co-manages the Appreciation strategy. He is a member of the ClearBridge Management, Proxy and Brokerage Committees. Mr. Kagan received a B.A. in Economics from Harvard College and attended the Massachusetts Institute of Technology Sloan School of Management.

Sub-Adviser	QS Investors, LLC (“QS Investors “), is located at 880 Third Avenue, 7th Floor, New York, New York, 10022. QS Investors is a wholly owned, independently managed affiliate of Legg Mason, Inc. a publicly traded company listed on the New York Stock Exchange (NYSE:LM). As of September 30, 2018, QS Investors manages more than $20.4 billion in assets.

QS Investors Portfolio Managers

Russell Shtern, Jacqueline Hurley, and Stephen Lanzendorf are responsible for the day-to-day management of the portion of the Fund’s assets allocated to QS Investors.

Russell Shtern, CFA, is Head of Global Equity Portfolio Management within QS Investors and is responsible for equity portfolio management. Mr. Shtern holds a B.B.A. from Pace University.

Jacqueline Hurley, CFA, is a Portfolio Manager and a member of the Portfolio Management Group within QS Investors. Ms. Hurley holds a B.A. in Computer Science from Colgate University and an M.B.A. in Finance and Accounting from University of Michigan, Ross School of Business.

Stephen Lanzendorf, CFA, is a Portfolio Manager and a member of the Portfolio Management Group within QS Investors. From 2012 to 2014, he was the Deputy Chief Investment Officer and Head of the Developed Markets investment team at Batterymarch Financial Management. Mr. Lanzendorf holds a B.S. and M.S. in Nuclear Engineering from the Massachusetts Institute of Technology.

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LVIP Blended Core Equity Managed Volatility Fund Supplement Dated January 11, 2019 to the Statement of Additional Information Dated May 1, 2018

This Supplement updates certain information in the Statement of Additional Information (“SAI”) for the LVIP Blended Core Equity Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s SAI free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Revisions to the SAI for the Fund are effective February 11, 2019.

I.	The Fund’s name is changed to “LVIP ClearBridge QS Select Large Cap Managed Volatility Fund.” All references regarding the Fund’s name are updated accordingly.

II.

At a meeting of the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust on December 3-4, 2018, the Board approved the appointment of ClearBridge Investments, LLC and QS Investors, LLC as new subadvisers to the Fund.

III.	The following replaces the relevant Fund information under the Description of the Trust and the Funds section beginning on page 4:

Current Fund Name	Former Fund Name	Date of Name Change
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	LVIP Blended Core Equity Managed Volatility Fund	February 11, 2019
	LVIP ClearBridge Variable Appreciation Managed Volatility Fund	February 8, 2016
	LVIP ClearBridge Variable Appreciation RPM Fund	May 1, 2015

IV.	The following replaces the relevant Fund information in the Sub-Advisers sub-section, under the Investment Adviser and Sub-Advisers section beginning on page 67:

Fund	Sub-Adviser

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	ClearBridge Investments, LLC 620 Eighth Avenue New York, New York, 10018

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	QS Investors, LLC 880 Third Avenue 7th Floor New York, New York, 10022

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund	SSGA Funds Management, Inc. One Iron Street Boston, Massachusetts 02210

V.	The following information is added alphabetically to the chart beginning on page 75 in the Other Accounts Managed sub-section, under the Portfolio Managers section:

Adviser/Sub-Adviser Portfolio Manager(s)	Total Number of Other Accounts	Total Assets (in millions) of Other Accounts	Number of Other Accounts Paying Performance Fees	Total Assets (in millions) of other Accounts Paying Performance Fees
ClearBridge Investments, LLC (as of September 30, 2018)

Evan Bauman

Registered Investment Companies	6	$14,828.0	0	$0

Other Pooled Investment Vehicles	3	$1,811.8	0	$0

Other Accounts	77,842	$27,003.9	0	$0

Richard Freeman

Registered Investment Companies	10	$18,366.8	0	$0

Other Pooled Investment Vehicles	3	$2,146.4	0	$0

Other Accounts	77,843	$27,005.1	0	$0

Scott Glasser

Registered Investment Companies	3	$7,431.6	0	$0

Other Pooled Investment Vehicles	3	$386.6	0	$0

Other Accounts	6,789	$2,558.2	0	$0

Michael Kagan

Registered Investment Companies	7	$15,649.1	0	$0

Other Pooled Investment Vehicles	3	$430.8	0	$0

Other Accounts	41,150	$13,524.5	0	$0

QS Investors, LLC (as of September 30, 2018)

Russell Shtern, CFA

Registered Investment Companies	12	$2,386	0	$0

Other Pooled Investment Vehicles	3	$342	0	$0

Other Accounts	8	$967	0	$0

Jacqueline Hurley, CFA

Registered Investment Companies	3	$869	0	$0

Other Pooled Investment Vehicles	2	$59	0	$0

Other Accounts	6	$648	0	$0

Stephen Lanzendorf, CFA

Registered Investment Companies	15	$3,829	0	$0

Other Pooled Investment Vehicles	6	$1,080	0	$0

Other Accounts	14	$932	0	$0

VI.	The following information is added alphabetically beginning on page 85 in the Materials Conflicts of Interest sub-section, under the Portfolio Managers section:

ClearBridge Investments, LLC (“ClearBridge”)

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

QS Investors, LLC (“QS Investors”)

QS Investors maintains policies and procedures reasonably designed to detect and mitigate material conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

QS Investors has adopted trade allocation procedures reasonably designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, including but not limited to the size of the account, availability of cash, investment guidelines and restrictions, sector/country/region exposure or other risk controls, and/or market restrictions.

Similar Investment Strategies. QS Investors and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed by QS Investors to be the most equitable to each client, generally utilizing a pro rata allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. QS Investors may manage long-short strategies alongside long only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, QS Investors has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that may arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.

In multi-asset strategies where QS Investors is responsible for asset allocation and has the discretionary authority to direct assets to funds or accounts managed by QS Investors, affiliated managers and/or unaffiliated managers, QS Investors may have financial or other incentives to advise that client assets be directed to funds or accounts managed by QS Investors instead of funds or accounts managed by affiliated managers or unaffiliated managers, or to advise that client assets be directed to funds or accounts managed by affiliated managers instead of unaffiliated managers.

QS Investors has established and implemented various policies and procedures to promote fair and equitable treatment of all portfolios and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, in regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. In regard to conflicts associated with fund/manager selection, QS Investors employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by QS Investors or affiliates) are subject to review and pre-approval by certain management and compliance personnel.

Personal Holdings and Transactions. Investment professionals employed by QS Investors may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. QS Investors also allows its employees to trade in securities that it recommends to advisory clients. QS Investors purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by QS Investors for its client accounts. QS Investors and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by QS Investors. This may result in a potential conflict of interest since QS Investors’ employees have knowledge of such funds’ investment holdings, which is non-public information. QS Investors has implemented a Code of Ethics which is reasonably designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients, including pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.

VII.	The following information is added alphabetically beginning on page 109 under Appendix B – Proxy Voting Policies and Procedures section:

ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge ESG investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. The ESG team maintains proxy voting guidelines to be applied to sustainability-related proposals (e.g., environmental, social or governance) for ESG clients. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or ClearBridge’s business relationships or the personal or business relationships of other Legg Mason units’ employees, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.

ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge’s Proxy Committee reviews and addresses conflicts of interest. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

QS Investors, LLC (“QS Investors”)

Introduction

QS Investors has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS Investors. In addition, QS Investors’ Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS Investors.

Responsibilities

Proxy votes are the property of QS Investors’ advisory clients.1 As such, QS Investors’ authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS Investors has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes QS Investors’ advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS Investors’ specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS Investors will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS Investors will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS Investors to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft-Hartley voting Guidelines.

Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.

Clients may in certain instances contract with their custodial agent and notify QS Investors that they wish to engage in securities lending transactions. QS Investors will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.

Policies

Proxy voting activities are conducted in the best economic interest of clients.

QS Investors works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS Investors clients. In addition to proxy voting services provided by ISS, QS Investors has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS Investors upon implementation.

While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS Investors and our clients retain the right to instruct ISS to vote differently.

Underlying Funds

Certain QS Investors client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS Investors has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS Investors shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.

QS Investors’ proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.

[1]

For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS Investors serves as investment adviser or sub-adviser; for which QS Investors votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Manager of Manager Arrangements

QS Investors advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS Investors generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.

Management Oversight

Management is responsible for overseeing QS Investors’ proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS Investors’ clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS Investors’ discretion. Clients may also obtain information on how their proxies were voted by QS Investors as required by law and otherwise at QS Investors’ discretion; however, QS Investors must not selectively disclose its investment company clients’ proxy voting records. QS Investors will make proxy voting reports available to advisory clients upon request.

ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.

Procedures

Proxy Voting Guidelines

QS Investors will review ISS’s Guidelines as necessary to support the best economic interests of QS Investors’ clients but generally no less frequently than annually. QS Investors will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS Investors’ clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.

Proxy Voting of Underlying Funds

Proxy Voting of Affiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS Investors or an affiliate of QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS Investors may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.

Proxy Voting of Unaffiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS Investors (including ETFs, open-end mutual funds and closed-end investment companies), QS Investors will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS Investors: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS Investors’ Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.

Specific proxy voting decisions made by Management

Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.

Certain proxy votes may not be cast

In extremely limited cases, QS Investors may determine that it is in the best economic interests of its clients not to vote certain proxies. QS Investors will abstain from voting if:

•	Neither the Guidelines nor specific client instructions cover an issue;

•	ISS does not make a recommendation on the issue; and

•	QS Investors cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).

In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:

•	Proxy ballot was not received from the custodian;

•	Meeting notice was not received with adequate time for processing; or

•	Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.

ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflict of Interest Procedures

QS Investors seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:

•	The issuer is a client of QS Investors;

•	The issuer is a material business partner of QS Investors; or

•	An employee, or an immediate family member of an employee, of QS Investors serves as an officer or director of the issuer.

QS Investors believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty. Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS Investors by ISS.

As a general matter, QS Investors takes the position that relationships between a non-QS Investors Legg Mason business unit and an issuer do not present a conflict of interest for QS Investors in voting proxies with respect to such issuer because QS Investors operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS Investors and such business units.

Procedures to Address Conflicts of Interest and Improper Influence

Note: This section addresses the limited circumstances in which items that are referred to QS Investors by ISS.

Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS Investors for input or a voting decision, QS Investors will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS Investors’ clients.2

Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS Investors without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS Investors (and within QS Investors only on a need to know basis).

Conflict Review Procedures: For items that are referred to QS Investors from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS Investors or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS Investors’ decision on the particular vote at issue.

The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of QS Investors and any person or entity outside of the organization that identifies itself as a QS Investors advisory client regarding the vote at issue.

If notified that QS Investors has a material conflict of interest, QS Investors will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, QS Investors shall do so in accordance with the procedures set forth below.

Note: Any QS Investors employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.

At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.

Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS Investors that identifies itself as a QS Investors advisory client, has: (i) requested that QS Investors vote a particular proxy in a certain manner; (ii) attempted to influence QS Investors in connection with proxy voting activities; or (iii) otherwise communicated with QS Investors regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.

Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS Investors should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.

Duty to Report: Any QS Investors employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS Investors advisory client to influence, how QS Investors votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS Investors if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

Other Procedures That Limit Conflicts of Interest

QS Investors has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Confidential Information Policy and the Code of Ethics. QS Investors expects that these policies, procedures and internal controls will greatly reduce the chance that QS Investors (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

[2]	Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance.

Recordkeeping

QS Investors will retain records of client requests for proxy voting information and any written responses thereto provided by QS Investors, and will retain any documents QS Investors or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

QS Investors also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

With respect to QS Investors’ investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.

QS Investors will also maintain the following records relating to proxy voting:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A copy of each proxy statement received by QS Investors;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether QS Investors cast its vote on the matter;

•	How QS Investors cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

•	Whether QS Investors cast its vote for or against management.

In lieu of keeping copies of proxy statements, QS Investors may rely on proxy statements filed on the EDGAR system. QS Investors also may rely on third party records of proxy statements and votes cast by QS Investors if the third party provides an undertaking to QS Investors to provide such records promptly upon request.

VIII.	The following information is added alphabetically beginning on page 173 under Appendix C - Compensation Structures and Methodologies of Portfolio Managers section:

ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

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ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

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Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•

Legg Mason Restricted Stock Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

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Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and

•	Market compensation survey research by independent third parties.

QS Investors, LLC (“QS Investors”)

QS Investor’s compensation for all investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:

•	Competitive base salaries;

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Individual discretionary bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management’s assessment of a portfolio manager contributions to the investment team, the investment process and overall performance (distinct from fund and other account performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service and new business development; and

•	Corporate profit sharing.

Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.

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